Acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions
Acquisitions
Acquisitions have been accounted for as business combinations, and the acquired companies’ results have been included in the accompanying consolidated statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, shared service centers, distribution channels and customer relations, to expand sales of the acquired businesses’ products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.
2017 Acquisition
On January 6, 2017, we acquired OmicSoft Corporation, a leading provider of omics data management solutions located in Cary, North Carolina (U.S.). This acquisition was not significant to the overall consolidated financial statements and as of December 31, 2017, the allocation of the purchase price was final. The acquisition did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
2016 Acquisitions
During the second quarter of 2016, we acquired a majority shareholding in Exiqon A/S (Exiqon), a publicly traded Danish company headquartered in Vedbaek, Denmark, which is a leading provider of RNA analysis solutions with a proprietary Locked Nucleic Acid (LNA) technology. The acquisition expands our leadership position in Sample to Insight solutions for RNA analysis. On June 28, 2016, we paid DKK 627.4 million ($95.2 million) for approximately 94.52% of the outstanding Exiqon common shares. On the acquisition date, the fair value of the remaining shares was $5.5 million. The fair value of this noncontrolling share was based on reference to quoted market values of Exiqon stock. During the year ended December 31, 2016, we acquired the remaining Exiqon shares for $5.5 million in cash, which is included in other financing activities in the accompanying consolidated statements of cash flows and as of December 31, 2016 we held 100% of Exiqon's shares. For the year ended December 31, 2016, acquisition-related costs of $6.3 million are included in general and administrative, restructuring, integration and other in the accompanying consolidated statements of income.
The final purchase price allocation as of December 31, 2017 did not differ from the preliminary purchase price allocation as of June 30, 2016 other than a $9.4 million increase in developed technology, a $9.2 million increase in deferred tax asset on tax loss carry forwards, a $2.8 million decrease in customer relationships, a $1.2 million increase of long-term deferred tax liability, a $0.4 million increase in prepaid expenses and other current assets and an additional $0.3 million increase of other opening balance sheet liabilities. The corresponding impact for these adjustments was a decrease to goodwill of $14.7 million.

(in thousands)	Exiqon acquisition

Purchase Price:
Cash consideration	$95,163
Fair value of remaining shares	5,519
$100,682

Final Allocation:
Cash and cash equivalents	$4,824
Accounts receivable	3,581
Inventory	1,553
Prepaid expenses and other current assets	1,853
Accounts payable	(1,289)
Accruals and other current liabilities	(11,587)
Debt assumed	(6,068)
Other long-term liabilities	(197)
Deferred tax asset on tax loss carry forwards	10,016
Fixed and other long-term assets	2,870
Developed technology	18,500
Customer relationships	3,800
Tradenames	1,400
Goodwill	76,807
Deferred tax liability on fair value of identifiable intangible assets acquired	(5,381)
$100,682

The weighted average amortization period for the intangible assets is 11.1 years. The goodwill acquired is not deductible for tax purposes.
Revenue and earnings in the reporting periods since the acquisition date have not been significant. No pro forma financial information has been provided herein as the acquisition of Exiqon did not have a material impact to net sales, net income or earnings per share on a pro forma basis.

2015 Acquisitions
During 2015, we completed three acquisitions, including the acquisition of MO BIO Laboratories, Inc., a privately-held U.S. company, that is considered a leader in sample technologies for metagenomics and microbiome analysis. Purchase consideration for these acquisitions totaled $66.9 million in cash, net of cash acquired, and as of December 31, 2016, the purchase price allocations are final. Each of these acquisitions did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.